UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) February 5, 2004


                                  K-SWISS INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)

Delaware                               0-18490              95-4265988
________________________________________________________________________________
(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)       File Number)       Identification No.)



31248 Oak Crest Drive, Westlake Village, CA                  91361
________________________________________________________________________________
(Address of principal executive offices)                   (Zip code)




                                  818-706-5100
________________________________________________________________________________
              (Registrant's telephone number, including area code)



                                       N/A
________________________________________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number             Description of Exhibit
         ______________             ______________________

         99.1                       Press release issued February 5, 2004.


Item 12.  Results of Operations and Financial Condition.

     On February 5, 2004, K-Swiss Inc. (the "Company") issued a press release announcing its results of operations and financial condition for the three and twelve months ended December 31, 2003.

     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES
                                   __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        K-Swiss Inc.


Date: February 4, 2005                  By: /s/ GEORGE POWLICK
                                            ____________________________________
                                            George Powlick,
                                            Vice President Finance and
                                            Chief Financial Officer and Director

                                  EXHIBIT INDEX
                                  _____________


Exhibit                    Description
_______                    ___________

99.1                       Press Release dated February 5, 2004.